Contingent liabilities	12 Months Ended
Dec. 31, 2021
Disclosure of contingent liabilities [abstract]
Contingent liabilities
38. Contingent liabilities

Significant accounting judgements and estimates
Contingencies can be either possible assets or possible liabilities arising from past events which, by their nature, will only be resolved when one or more future events not wholly within the control of the Group occur or fail to occur or for contingent liabilities where a present obligation arising from a past event exists but is not recognised because either it is not probable that an out-flow of resources embodying economic benefits will be required to settle the obligation or the amount of the obligation cannot be determined with sufficient reliability.
The assessment of such contingencies inherently involves the exercise of significant judgement and estimates of the outcome of future events.

Arbitration case Redpath USA Corporation versus Stillwater Mining Company
In 2015, Redpath USA Corporation (the Contractor) was hired by the Stillwater Mining Company (the Company) to advance the Benbow decline as part of the Blitz project. During November 2019 the Contractor filed a claim wherein it raised a dispute over additional and rework costs of establishing a decline at the Stillwater Mine after drilling errors caused a water inundation that required significant remediation. The Contractor assumed the additional costs and was seeking to recover those costs, in an amount of approximately US$20 million, from the Company. After engaging outside counsel and based on the terms of the contract that supports the Company’s position, management believed the Contractor’s claim was without merit and disputed the arbitration demand claim in the legal documents served on the Contractor. Although an arbitration hearing was scheduled for May 2022, the Contractor and the Company has subsequent to the reporting date agreed to settle the dispute at no cost to the Company.